1
                                TELS Corporation
                              705 East Main Street
                            American Fork, Utah 84003

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                             To be Held June 1, 1998

To the Shareholders of TELS Corporation,

     Notice is hereby given that the Annual Meeting of the Shareholders of TELS Corporation (the "Company"), a Utah corporation, will be held on June 1, 1998, at 2:00 P.M. MDT time, at the Company's principal executive offices located at 705 East Main Street, American Fork, Utah 84003 for the following purposes:

1. To elect two directors to serve until the 2001 Annual Meeting of Shareholders, and;

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Requests for additional Proxy Statements, Notices of Annual Meeting and Annual Reports can be obtained from TELS Corporation, 705 East Main Street, American Fork, Utah 84003.

     The Board of Directors has fixed the close of business on April 3, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting. Only holders of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment(s) thereof.

                                              By Order of the Board of Directors

                                                   Willard H. Gardner, Secretary
American Fork, Utah
Dated: May 6, 1998
------------------------------------

     THE VOTE OF EACH SHAREHOLDER WILL BE IMPORTANT AT THIS MEETING. YOU ARE URGED TO COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SUCH ACTION WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU CHOOSE TO ATTEND THE MEETING. TELS Corporation

                              705 East Main Street
                            American Fork, Utah 84003

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 1, 1998


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of TELS Corporation, a Utah corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held on June 1, 1998, at 2:00 P.M. MDT, and any adjournments thereof, for the purpose set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held at 705 East Main Street, American Fork, Utah 84003 (see enclosed map).

     These Proxy solicitation materials were mailed on or about May 6, 1998 to all shareholders entitled to vote at the meeting. The cost of soliciting Proxies will be borne by the Company. These costs will include the expenses of preparing and mailing the Proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation of Proxies by telephone, facsimile, mail or personal contact by certain of its directors, officers and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 VOTING OF PROXY

     Proxies shall be voted in accordance with the directions of the Shareholders and will be voted by John L. Gunter, Chief Executive Officer of the Company, and Willard H. Gardner, Secretary of the Company. Unless otherwise directed, Proxies will be voted FOR the persons named herein as management's nominees for directors of the Company. Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote may be taken, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment, including any matter or motion dealing with the conduct of the meeting.

                             REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

                                  REQUIRED VOTE

     On April 3, 1998 (the "Record Date"), the Company had issued and outstanding 3,891,819 shares of Common Stock, $.02 par value ("Common Stock") and there were no shares of Preferred Stock outstanding.. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the meeting. The presence at the meeting, in person or by Proxy, of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business. All elections of directors will be decided by a plurality of the votes cast at the meeting in respect thereof. Present management, which beneficially holds approximately forty percent (40%) of the aggregate of the Common Stock, has indicated its intention to vote in favor of all directors. If no voting direction is indicated on the Proxy Card, the shares will be considered voted FOR the election of the nominees for director.

                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes whose terms expire at successive annual meetings. Two directors will be elected at the Annual Meeting to serve for a three year term expiring at the Company's Annual Meting in the year 2001. Each nominee elected as a director will continue in office until their respective successors are duly elected and qualified.

     The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting: David K. Doyle and Ming-Tzong Chen. Unless otherwise instructed, the proxy holders will vote for the two nominees proposed. In the event a nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors, to serve for the term proposed for the nominee replaced. The Board of Directors has no reason to believe that any nominee will be unavailable. All Directors have served continuously since first elected as a Director. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is the principal occupation of, and certain other information regarding, such nominees and other Directors whose terms of office will continue after the Annual Meeting.

Director Nominees - Terms ending in 2001

David K. Doyle, Director, Chairman Executive Compensation Committee, age 68

         Lieutenant General David K. Doyle, U.S. Army Retired, was appointed Director of the Company on July 21, 1988, and has served as a Director continuously since that time. General Doyle spent over 35 years in the service before retiring on June 30, 1986. During his last period of service, he reengineered the Army's automation and communications services to create a world-wide integrated information system. Concurrently, he served as the Army's Chief Information Officer and organized a new corporate staff to establish policy, plan, program and budget for the Army's tactical command and control and information management organizations. Since leaving the service, General Doyle co-founded WELS Research Corporation, a weather information company. He is a Director for Global Information Systems Technology, Inc., a computer based training and development company. He has also served on an information system oversight committee for the National Academy of Science, and has consulted on a wide range of information issues for both commercial and defense industries.

Dr. Ming-Tzong Chen, Director, age 57

     Dr. Ming-Tzong Chen was appointed a Director in December, 1995, to fill a vacancy on the Board of Directors. His term of appointment expires on June 3, 1997. Dr. Chen received a doctorate in physics from Brigham Young University, Provo, Utah. Dr. Chen formed Pro Sports USA, Co. in 1992, to handle the distribution of Fox Tennis products worldwide. During the last three years, Pro Sports USA, Co. has produced a patented golf club head design. Currently, Fox golf and tennis products are distributed throughout the United States, as well as many European and Asian countries. In 1990, Dr. Chen founded Chateau Research, Inc., which designs and manufactures top quality loud speaker systems. In 1978, Dr. Chen founded Chen's International Corp. and Galaxy International Corp. ("Galaxy"), to handle real estate investments, engage in international trade and explore other business opportunities. In 1979, under the management of Dr. Chen, Galaxy obtained a major contract with the Taiwan Power Company, which resulted in Galaxy becoming the first firm to export coal from the western U.S. to Taiwan. Galaxy has also been involved in distribution and sales of Digital Equipment Corporation (DEC) from 1980 to 1986.

Directors Continuing in Office - Terms ending in 1999

Dr. John L. Gunter, Chairman of the Board, Chief Executive Officer, age 61

         Dr. Gunter, TELS' founder, has been a Director and CEO of the Company since its organization in February, 1981. He was elected Chairman of the Board on February 9, 1984. From November, 1980 to February, 1981, he was involved in activities leading to the organization of the Company. Dr. Gunter received a B.S. in physics from Marshall University, Huntington, West Virginia, and a doctorate in physics from Brigham Young University, Provo, Utah. For five years after completing his doctorate, Dr. Gunter was on the faculty of Rochester Institute of Technology, Rochester, New York, first as Associate Professor and Director of Computer Sciences, and later as the Director of Computing Activities and the Director (Dean) of the College of Computer and Information Sciences and Technology. Dr. Gunter has been involved in design and/or management of design activities in the computer field for over thirty years, first as a high school and college student working as a computer programmer for Union Carbide Corporation, then as Factory Engineer, Project Design Engineer and Project Manager from 1959 to 1965 for RCA, EDP Division and for North American Aviation, Space and Information Systems Division. Dr. Gunter also served as Senior Vice President for Information Systems with Galbraith and Green, Inc., an insurance company during 1974 and 1975. He was a political appointee of Governor Calvin Rampton for almost five years, serving as the Director of Systems, Planning and Computing for the State of Utah from 1975 to 1979. He served as a private consultant and as General Manager for Business Communications Systems, Inc. during 1980.

Directors Continuing in Office - Terms ending in 2000

Willard H. Gardner, Director, Secretary, Chairman Budget Audit Committee, age 72

         Willard H. Gardner has been a Director of the Company since September 5, 1984, and effective January 14, 1989, he took on the additional responsibility of Corporate Secretary. From 1963 until 1990, he was employed by Brigham Young University in various capacities including the Executive Director of Information Systems Services, and he was an Associate Professor of Computer Science from 1980 to 1990. In September of 1990, Mr. Gardner moved into semi-retirement and has since been involved with several voluntary industry initiatives intended to expand high-capacity data telecommunications, both nationally and locally. Mr. Gardner served in the Utah State Legislature from 1973 to 1985. He was a Founding Member of the Board of Trustees of the Utah Technology Finance Corporation, served as a member of the Board of State Lands and Forestry, and was a Founding Member of the Board of Trustees of the Utah Information Technology Association. Mr. Gardner received a B.S. in physics from Utah State University and an M.S. in mathematics from Brigham Young University. Mr. Gardner's technical accomplishments include development of computer programs for trajectory studies in connection with the ABLE project (first moon shot) in 1958 and of display checkout routines for the APOLLO project in 1962. He also managed the development of payroll and accounting computer programs at BYU during the decade of 1960.

Stephen M. Nelson, Director, President and Treasurer, age 49

         Stephen M. Nelson was appointed as a Director in June, 1991, and was elected to serve a three year term at the June 1994 annual meeting. He has been involved with the Company since 1982. From 1982 through 1986, and from 1987 to 1989, he was an outside consultant. From 1986 through 1987 he served as Chief Financial Officer. In February, 1990, he was appointed Chief Financial Officer, Treasurer and Vice President, Finance. In 1993 he was appointed Senior Executive Vice President. In 1994 he became a member of the Office of the President, and in 1996 he was appointed President and Treasurer. He has been a major force behind the Company's acquisition initiatives and has been instrumental in automating the Company's financial systems. Mr. Nelson is a Certified Public Accountant. He graduated from the University of Utah in 1974 with a B.S. degree in accounting. Mr. Nelson is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants and is also a member of the Institute of Management Accountants. From 1989 through 1990 he served as president of the Institute of Management Accountants. He also served on the Board of Directors of the American Fork Chamber of Commerce from January 1992 through 1994, and is a member of TEC, an international association of CEO's.

Executive Officers

R. James Taylor, Vice President, Chief Technical Officer, General Manager HTI and MICROMEGA, age 40

         R. James Taylor joined the Company as a software programmer on January 13, 1986. In 1987, he was appointed manager of Research and Development. In 1988, he assumed the additional responsibilities of managing Production and Customer Service. In September of 1989, he was appointed Vice President of Operations, and in 1991 he was appointed General Manager of MICROMEGA Corporation. In 1994, he was appointed Vice President of TELS Corporation and became a member of the Office of the President. In 1996, he was appointed Executive Vice President and General Manager of HTI. He has also been a major force behind the Company's acquisition initiatives and has been instrumental in automating the Company's production systems. In addition, he was appointed Chief Technology Officer for the Corporation. Mr. Taylor has been instrumental in the planning and development of several of the Company's new products. Additionally, Mr. Taylor has designed and implemented several of the automated processes for the Company and its subsidiaries. Mr. Taylor graduated from the University of Utah in 1985 with a B.S. degree in Physiological Psychology and was president of Psi Chi, a national honor society. He was the founder and general manager of a printing company from 1974 to 1976. He was also the co-founder and general manager of a computer consulting company from 1980 to 1982. From 1982 to 1985 he was the manager of Kay-Bee Toys, in Salt Lake City, Utah. From 1985 to 1986 he was the manager of Follett's College Stores, in Salt Lake City, Utah.

Sean M. Gunter, General Manager TEL electronics, inc., age 32

         Sean M. Gunter joined the Company on August 21, 1989 as a customer service technician where he gained extensive product knowledge and customer support experience. Mr. Gunter was appointed as a Sales Representative in June, 1991. Mr. Gunter has served in several sales positions with the Company including Upgrade Sales Manager in 1992, Installed Base Sales Manager in 1993, Inner Circle Sales Manager in 1994, and Director of National Accounts in 1995. He was appointed General Manager of TEL electronics, inc. on February 19, 1996. Mr. Gunter's experience coordinating the sales program and managing the sales team efforts for TEL electronics, inc. has been instrumental in the organization and maintenance of the Company's current revenue levels. In 1997 he was also selected to receive the 1996 President's Award.

Melody J. Rasmussen, Chief Financial Officer, Controller, age 37

         Melody J. Rasmussen joined the Company in April, 1997, as the Chief Financial Officer and Controller. Prior to joining TELS Corporation, Ms.
Rasmussen was the Controller from December 1992 until April 1997 for Woodside Homes Corporation in Salt Lake City, Utah. Ms. Rasmussen is a CPA, has several years of tax consulting experience, and since February, 1988, has been an Instructor for Conviser, Duffy & Miller CPA Exam Review Course. Ms. Rasmussen is also a Registered Nurse. She graduated from Brigham Young University in August, 1985, where she received a Masters Degree in Accounting, Taxation, and a Bachelor of Science Degree in Accounting, and from January, 1985 to August, 1985 was the Vice President for Beta Alpha PSI Fraternity, a National Accounting Fraternity.

                          BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1997, the Company's Board of Directors held fourteen meetings either in person or by telephone and also executed various resolutions and written actions in lieu of meeting. A majority of directors were in attendance at all of the meetings. The Board has established two committees, the Budget Audit Committee, and the Compensation Committee. The members of both committees are Willard H. Gardner, David K. Doyle, and Ming-T. Chen.

         The principal functions of the Budget Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting the Company's operating results, and to review the Company's financial control procedures and personnel. The Budget Audit Committee held two meetings in 1997.

         The Compensation Committee reviews compensation and benefits for the Company's executives and administers the grant of stock options under the Company's existing plans. The Compensation Committee held four meetings during the year. Pursuant to delegated authority from the Board of Directors, Mr. Nelson as President, determines all salaries except for the Company's corporate officers.

                            COMPENSATION OF DIRECTORS

         Directors who are Company employees receive no additional or special remuneration for serving as directors. Effective March 1, 1997, non-employee directors receive a monthly retainer fee of $800, and $600 for each meeting attended in person. Non-employee directors do not receive fees for telephone meetings. In addition each non-employee Director is entitled to receive Common Stock options pursuant to the annual automatic, non-discretionary grant mechanism under the "TELS Corporation 1994 outside Directors Stock Option Plan" approved by the shareholders in June, 1994. On March 3, 1997, each outside director received 5,000 options under the non-discretionary grant provision of the plan.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE OF CONTROL ARRANGEMENTS

         In March, 1994, the Board of Directors authorized a form of employment contract for Dr. John L. Gunter, CEO, and Mr. Stephen M. Nelson, President and Treasurer, allowing for base annual compensation of $150,000 and $115,000, respectively. The contract is for a term of three years beginning on March 1, 1994, automatically renewable on December of each year, unless notice is properly given by the Company or the executive. The contract allows for a severance agreement which provides that: (a) if termination occurs for reasons other than death, disability, or cause, the executive shall receive his annualized base salary and other benefits, throughout the remaining term of the agreement, and (b) if termination occurs by the Company or the executive, due to a change in control, the executive will be entitled to receive an amount equal to two hundred fifty percent of the amount includable in the gross income of the executive during the preceding one year period ending on the executive's termination date.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on information furnished to the Company and written representations that no other reports were required, during the last fiscal year all applicable Section 16(a) filing requirements were met.

                         EXECUTIVE OFFICER COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to each of the Company's other executive officers whose annual salary and bonus exceeded $100,000:

                                                                           Long Term Compensation
                                                                           ----------------------
                                    Annual Compensation                   Awards            Payouts
                                    --------------------                ----------         ----------
                                                                             Securities             All
Name and                  Year                     Other Annual  Restricted  Underlying   LTIP     Other
Principal                ended  Salary     Bonus   Compensation Stock Awards Option/SARs Payouts Compensation
Position                 12/31   ($)        ($)          ($)         ($)        (#)       ($)       ($)
--------                 -----   ---        ---          ---         ---        ---       ---       ---
John L. Gunter (2)        1997   150,330     4,100     18,341          0         0         0         0
CEO ...................   1996   150,330     4,100     18,341          0         0         0         0
                          1995   150,330     4,165     16,756          0         0         0         0

Stephen M. Nelson .....   1997   115,253         0         (1)         0         0         0         0
President .............   1996   115,253         0         (1)         0         0         0         0
                          1995   115,385         0         (1)         0         0         0         0

         (1) Amounts are less than $50,000 or ten percent (10%) of compensation. Amounts for incidental benefits, such as personal use of Company automobiles, which accrue to certain officers and which, in the opinion of management, are job-related and appropriate in connection with the conduct of the Company's business affairs, are included in the above amounts. Such benefits are not in excess of $50,000 for any individual.

         (2) The amounts reflected above do not include indebtedness of John L. Gunter to the Company in the aggregate amount of $ 71,959. For information regarding such indebtedness, see Certain Transactions.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

       The following table provides information with respect to stock options granted during the Company's last fiscal year to the named Executive Officers. No stock appreciation rights (SAR's) were granted in 1997:

                                        % of Total
                                       Options/SAR's
                  Number of Securities   Granted to   Exercise or
                   Underlying Options   Employees in   Base Price     Expiration
Name                    Granted          Fiscal Year    ($/sh)            Date
----                    -------          -----------    ------            ----

John L. Gunter             0                   -           -                -
Stephen M. Nelson          0                   -           -                -

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                OPTION/SAR VALUES

       The following sets forth information concerning the exercise of stock options and/or SARs during the last fiscal year by persons named in the Summary Compensation Table, the number of unexercised options and/or SARs held by the named Executive Officers and lists the value of their unexercised options at December 31, 1997.

                                             No. of Securities         Value of
                                                 Underlying          Unexercised
                                                 Unexercised        In-the-Money
                                               Options/SARs at      Options/SARs
                                                  FY-End (#)         FY-End ($)
                   Shares Acquired    Value      Exercisable/       Exercisable/
Name               on Exercise (#) Realized ($)  Unexercisable     Unexercisable
----               --------------- ------------  -------------     -------------
John L. Gunter           0             -         95,000/10,000          $ 0/0
Stephen M. Nelson        0             -         82,000/15,500          $ 0/0

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 3, 1998, (i) by each person who is known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's Directors, (iii) each of the Executive Officers, and (iv) all of the Directors and Executive Officers of the Company as a group.

                                                Shares of Common     Percent of
                                               Stock Beneficially   Total Voting
Name and Address of Beneficial Owner                  Owned             Shares
------------------------------------                  -----             ------
Dr. John L. Gunter,
Director & Executive Officer (1), (2) ..........     561,266              14%
705 East Main Street
American Fork, Utah 84003

P. Diane Gunter, Principal Shareholder (1) ......    196,600               5%
705 East Main Street
American Fork, Utah 84003

Willard H. Gardner, Director (3) ................    164,251               4%
1495 Oak Lane
Provo, Utah 84057

David K. Doyle, Director (4) ....................    156,051               4%
8809 Bell Mountain Drive
Austin, Texas 78730

Stephen M. Nelson, Director & Executive Officer (5)  292,166               8%
705 East Main Street
American Fork, Utah 84003

R. James Taylor, Executive Officer (6) ...........   108,373               3%
705 East Main Street
American Fork, Utah 84003

Sean Gunter, Executive Officer (1), (7) ...........   60,666               2%
705 East Main Street
American Fork, Utah 84003

Ming-T. Chen, Director ...........................     1,666               *
705 East Main Street
American Fork, Utah 84003

Melody Rasmussen, Executive Officer ..............     3,500               *
705 East Main Street
American Fork, Utah 84003

Mr. & Mrs. John A. Moses, Principal Shareholders ..  195,600               5%
2715 S. Eldorado
Stockton, California 95206

All Directors and Officers as a Group (9 persons)  1,740,139              40%

* Represents less than 1% of the total issued and outstanding shares of Common Stock.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, cont.

(1) Dr. and Mrs. Gunter and Sean M. Gunter may be deemed to have control of the Company by virtue of their combined ownership of 17% of the Company's outstanding voting shares.

(2) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 101,666 shares for Mr. Gunter which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

(3) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 130,001 shares for Mr. Gardner which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

(4) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 130,001 shares for Mr. Doyle which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

(5) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 84,166 shares for Mr. Nelson which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

(6) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 99,499 shares for Mr. Taylor which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

(7) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 56,666 shares for Mr. Sean Gunter which may be acquired by such Director or Executive Officer pursuant to stock options that are or will become exercisable within 60 days.

Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include (a) shares subject to options exercisable within 60 days of the Record Date, (b) shares held by unincorporated entities and in trusts and estates over which an individual holds at least shared voting or investment powers, and (c) shares held in trusts and estates of which at least 10 percent of the beneficial interest of such trust is attributable to specified persons in the immediate family of the individual(s) involved. This information is not necessarily indicative of beneficial ownership for any other purpose.

                       STOCK OPTION AND STOCK BONUS PLANS

Executive Stock Bonus Plan

       In January, 1984, the Company's Board of Directors adopted the 1984 Executive Stock Bonus Plan (the "Stock Bonus Plan"). The Stock Bonus Plan provides for the Board of Directors or a committee thereof to grant shares of the Company's Common Stock, or the right to receive such shares, to officers and other members of the executive or general management of the Company, excluding such individuals who hold 10% or more of the Company's Common Stock. Shares or rights to shares will be granted without other payment therefore, as additional compensation for services rendered to the Company. The Board of Directors, or a duly appointed committee thereof, has the power to determine the persons to whom bonus awards will be made, the number of shares or rights to be granted, and the terms and conditions under which such grants will be made, including issuance in installments, forfeiture provisions or other restrictions. The Company has reserved 537,500 of the authorized but unissued shares of the Company's Common Stock for grant under the Stock Bonus Plan. The total shares issued and outstanding under this plan are 537,500 at December 31, 1997. No shares were issued under this plan in 1997.

TELS Corporation Stock Option and Incentive Plan for Officers and Key Employees of the Company and its Subsidiaries

       This Plan, approved by shareholders on June 7, 1993, replaced the 1984 Incentive Stock Option and the 1984 Non-Qualified Stock Option Plans which expired. This newer plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, stock performance shares, dividend equivalents and restricted stock. The Board of Directors believes that the Plan will assist TELS in recruiting and retaining outstanding individuals as officers and members of management by enabling such persons to participate in the long-term growth of TELS and by providing additional incentive to increase their efforts in promoting the financial success of the Company and its subsidiaries. On June 6, 1994, the shareholders voted to increase the number of shares reserved under this plan to a maximum of 2,000,000 shares of stock that may be made subject to awards, as defined. In 1997, the Company granted 64,000 options under this plan.

TELS Corporation 1994 Outside Directors Stock Option Plan

       On June 6, 1994, the shareholders of the Company approved the Outside Directors Plan. This Director's Plan provides for the grant of non-statutory stock options to non-employee Directors of the Company ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain the services of experienced and knowledgeable individuals to serve on the Board of Directors of the Company (the "Board"), to encourage ownership in the Company by the Directors of the Company, and to provide the Company's Directors with reward opportunities based upon the success of the Company. The shareholders have approved 500,000 shares to be reserved for this plan. In March 1997, each outside director received 5,000 options under the automatic, non-discretionary grant provision of the plan.

                                   401(k) PLAN

       The Company has a defined contribution 401(k) salary reduction plan ("401(k) Plan"). Company employees who are at least 21 years of age are eligible to participate in the 401(k) Plan after six months of service. Eligible employees become participants in the 401(k) Plan on the earlier of the first day of the plan year or the first day of the seventh month of the plan year coinciding with or next following the date on which the employee meets the 401(k) Plan's eligibility requirements. By electing to defer a portion of his or her compensation, a participating employee may make pre-tax contributions to the 401(k) Plan, subject to limitations under the Internal Revenue Code of 1986, as amended. The Company may make matching contributions to the 401(k) Plan at the discretion of its Board of Directors. Participant contributions and earnings are 100% vested, while Company matching contributions vest in increments over a seven-year period. Participants may alter their contribution amounts at the first of each month. The Company pays all expenses associated with administration of the 401(k) Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       At December 31, 1997, Dr. Gunter is indebted to the Company in the amount of $39,302 plus accrued interest, evidenced by a promissory note dated March 25, 1986, and bearing interest at nine percent (9%), and an employee receivable of $32,657 for expenses.

                       APPOINTMENT OF INDEPENDENT AUDITORS

         Coopers & Lybrand L.L.P. have been recommended by the Audit Committee of the Board for appointment as the Independent Auditors for the Company for the year ending December 31, 1998. Neither Coopers & Lybrand L.L.P. nor any of its members has any financial interest, direct or indirect, in the Company, nor has Coopers & Lybrand L.L.P. nor any of its members ever been connected with the Company as promoter, underwriter, voting trustee, director, officer or employee. It is anticipated that a representative of Coopers & Lybrand L.L.P. will attend the meeting and shall be available to respond to appropriate questions. It is not anticipated that the representative from Coopers & Lybrand L.L.P. will make any statement or presentation. Coopers & Lybrand L.L.P. were the Independent Auditors for the Company for the year ended December 31, 1997. There have not been, and there are not any, disagreements with Coopers & Lybrand L.L.P. with regard to the Company's financial statements or generally accepted auditing standards.

                              SHAREHOLDER PROPOSALS

         The Proxy and Proxy Statement were first mailed to shareholders on or about May 6, 1998. Any shareholder desiring to submit a proposal for consideration at the next Annual Meeting of Shareholders in 1999 should transmit such proposal(s) to the offices of the Company on or before January 4, 1999.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be acted upon at the meeting. However, if any other matter properly comes before the meeting, it is intended that the persons voting the proxies will vote them in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         TELS Corporation will provide without charge to each person solicited, upon oral or written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Secretary of the Company.






                                                   TELS Corporation





                                                   Willard H. Gardner, Secretary

                                    APPENDIX

                                   PROXY CARD

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELS CORPORATION
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 1998

The undersigned hereby appoints John L. Gunter and Willard H. Gardner, and each of them the attorney and Proxy of the undersigned, with full power of substitution, to vote all of the Common Stock of TELS Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at TELS Corporation, 705 East Main Street, American Fork, Utah 84003 on June 1, 1998, at 2:00 p.m., MDT, and at any time all adjournments thereof with all of the powers the undersigned would possess if personally present, as follows below, and on the reverse side:

To vote in accordance with the recommendation of the board of directors, just sign and date this proxy. No boxes need be checked.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, unless otherwise directed, the shares represented by this proxy will be voted (1) for the election of directors nominated by the Board of Directors, (2) in the discretion of the persons named in this Proxy, upon such other matters as may properly come before the meeting.

Please sign exactly as name appears in this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:-------------------,1998   Signature--------------------------------------

         Signature if held jointly ---------------------------------------------

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

TELS  Corporation                If you  expect to attend  the  meeting,  please
705 East Main Street             check here [ ]
American Fork, UT 84003

                             ELECTION OF DIRECTOR(S)
         David K. Doyle                          Ming-Tzong Chen
         [  ] FOR the nominee listed             [  ] FOR the nominee listed
         [  ] WITHHOLD AUTHORITY                 [  ] WITHHOLD AUTHORITY
         to vote for the listed nominee.         to vote for the listed nominee.